Exhibit 10.3

Execution Copy
THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of March 23, 2022 (the “Effective Date”), by and among SUNRUN LUNA PORTFOLIO 2021, LLC, a Delaware limited liability company, as borrower (the “Borrower”), CREDIT SUISSE AG, NEW YORK BRANCH (in such capacity, the “Administrative Agent”), the Funding Agents party hereto and each of the Lenders party hereto, and consented to and agreed by Wells Fargo Bank, National Association, as Collateral Agent, Paying Agent, Custodian and Transaction Transition Manager.
RECITALS:
The Borrower, the Administrative Agent, the Lenders, the Funding Agents and Wells Fargo Bank, National Association, as collateral agent and as paying agent, entered into that certain Credit Agreement, dated as of April 20, 2021, as amended by the Amendment to Credit Agreement, dated as of May 5, 2021, and the Second Amendment to Credit Agreement, dated as of October 8, 2021 (the “Credit Agreement”);
The Borrower wishes (i) to acquire the membership interests in Sunrun Jupiter Owner 2022-1, LLC, a Delaware limited liability company and the Target Wholly-Owned Subsidiary identified by the Borrower in that certain Acquisition Certificate, dated as of March 23, 2022 (such acquisition, the “Jupiter Owner Addition”), and (ii) to obtain a waiver of the related Project Company Addition Review Period under the Credit Agreement in order to consummate the Jupiter Owner Addition on or prior to March 30, 2022 (the “Jupiter Owner Addition Waiver”); and
In accordance with Section 10.2 of the Credit Agreement, (i) the parties hereto desire to amend the Credit Agreement as set forth herein, subject to the terms hereof, (ii) the Lenders wish to approve the Jupiter Owner Addition Waiver and (iii) the Lenders wish to consent to the amendment and restatement of the Custodial Agreement in the form attached hereto as Exhibit A (the “Custodial Agreement Amendment”).
In consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    DEFINED TERMS.
Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.    AMENDMENTS.
    Upon satisfaction of the conditions precedent set forth in Section 5 below:

2.1The definition of “Accountant’s Reports” set forth in Exhibit A of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
““Accountant’s Reports” means the Independent Service Provider’s Report (as defined in the Transaction Management Agreement).”
2.2The definition of “Borrower Change of Control” set forth in Exhibit A of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:
“(i)     100% of the issued and outstanding Equity Interests in the Depositor or the Borrower shall cease to be owned directly or indirectly by (x) the Sponsor (other than as a result of a Permitted Change of Control) or (y) following a Permitted Change of Control, by an Eligible Foreclosure Transferee;”
2.3The definition of “Early Amortization Event” set forth in Exhibit A of the Credit Agreement is hereby amended by:
(a)deleting “or” at the end of clause (vi) thereof;
(b)adding “or” at the end of clause (vii) thereof;
(c)adding the following new clause (viii) thereto in the appropriate numerical order:
“(viii)    a Permitted Change of Control has occurred;”;
(d)deleting “and” at the end of clause (vi) in the proviso thereof;
(e)deleting “.” at the end of clause (vii) in the proviso thereof and adding “, and” at the end of clause (vii) in the proviso thereof; and
(f)adding the following new clause (viii) in the proviso thereto in the appropriate numerical order:
“(viii)    clause (viii) above, on the date the Super-Majority Lenders consent to such Permitted Change of Control not being an Early Amortization Event.”.
2.4The definition of “Nationally Recognized Accounting Firm” set forth in Exhibit A of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
““Nationally Recognized Accounting Firm” means (A) PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP and any successors to any such firm and (B) any other public accounting firm designated by the Sponsor and approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed;

provided, that for purposes of the Accountant’s Reports, “Nationally Recognized Accounting Firm” shall be deemed to include any Independent Accountant.”
2.5The definition of “Partial Release Conditions” set forth in Exhibit A of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:
“(i) an amount equal to the sum of the Minimum Payoff Amount and the Holdco Minimum Payoff Amount has been deposited into the Takeout Transaction Account, as evidenced by (x) with respect to the Holdco Minimum Payoff Amount, the related Holdco Minimum Payoff Amount Notice and (y) with respect to the Minimum Payoff Amount, a Borrowing Base Certificate delivered by the Borrower to Administrative Agent giving pro forma effect to such prepayments or additions,”
2.6Clause (x) of the definition of “Takeout Transaction” set forth in Exhibit A of the Credit Agreement is hereby amended by deleting clause (iii) of the proviso therein in its entirety and replacing it with the following:
“(iii) an amount equal to the sum of the Minimum Payoff Amount and the Holdco Minimum Payoff Amount shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.7(C) (it being understood that any proceeds from such Financing Transaction in excess of such amount may be paid at the direction of the Borrower),”
2.7Exhibit A of the Credit Agreement is hereby amended by adding each of the following defined terms:
““Eligible Foreclosure Transferee” means the Holdco Collateral Agent, one or more Holdco Lenders or a limited purpose entity wholly owned and controlled by one or more Holdco Lenders or the Holdco Collateral Agent on behalf of the Holdco Lenders.”
““Holdco Administrative Agent” shall have the meaning set forth in the definition of Holdco Credit Agreement.”
““Holdco Borrower” means Sunrun Luna Holdco 2021, LLC, a Delaware limited liability company.”
““Holdco Borrowing Date” shall have the meaning ascribed to the term “Borrowing Date” in the Holdco Credit Agreement.”
““Holdco Collateral Agent” shall have the meaning set forth in the definition of Holdco Credit Agreement.”
““Holdco Credit Agreement” means that certain Credit Agreement, dated as of March 23, 2022, by and among the Holdco Borrower, the Holdco Lenders and the funding agents party thereto from time to time, Credit Suisse AG, New York Branch, as administrative agent (in such capacity, together with any successors and assigns in such capacity, the “Holdco Administrative Agent”), and Computershare Trust Company, N.A., as collateral agent (in such capacity, together with any successors and assigns in such capacity, the “Holdco Collateral Agent”) and as paying agent (in such capacity, together with any successors and assigns in such capacity, the “Holdco Paying Agent”), as may be amended or modified from time to time.”
““Holdco Event of Default” shall have the meaning ascribed to the term “Event of Default” in the Holdco Credit Agreement.”
““Holdco Lender” means a lender under the Holdco Credit Agreement.”
““Holdco Minimum Payoff Amount” shall have the meaning ascribed to the term “Minimum Payoff Amount” in the Holdco Credit Agreement, as notified to the Administrative Agent by the Holdco Administrative Agent (each such notice, a “Holdco Minimum Payoff Amount Notice”).
““Holdco Minimum Payoff Amount Notice” shall have the meaning set forth in the definition of Holdco Minimum Payoff Amount.”
““Holdco Paying Agent” shall have the meaning set forth in the definition of Holdco Credit Agreement.”
““Holdco Performance Guaranty” shall have the meaning ascribed to the term “Performance Guaranty” in the Holdco Credit Agreement.”
““Holdco Pledge Agreement” means that certain Pledge Agreement, dated as of March 23, 2022, by Sunrun Luna Pledgor 2021, LLC, a Delaware limited liability company, in favor of the Holdco Collateral Agent, as may be amended or modified from time to time.”
““Holdco Security Agreement” means that certain Pledge and Security Agreement, dated as of March 23, 2022, by the Holdco Borrower in favor of the Holdco Collateral Agent, as may be amended or modified from time to time.”
““Holdco Transaction Management Agreement” means that certain Transaction Management Agreement, dated as of March 23, 2022, by and among the Holdco Borrower, the Holdco Transaction Manager and the Holdco Administrative Agent, as may be amended or modified from time to time.”
““Holdco Transaction Manager” means Sunrun Inc., in its capacity as transaction manager under the Holdco Transaction Management Agreement.”

““Permitted Change of Control” means the occurrence of any foreclosure (or transfer in lieu of a foreclosure) by the Holdco Collateral Agent in accordance with the Holdco Credit Agreement, the Holdco Pledge Agreement or the Holdco Security Agreement that results in 100% of the Equity Interests in the Depositor or the Borrower being directly or indirectly wholly-owned, beneficially and of record, by one or more Eligible Foreclosure Transferees.”
2.8Section 2.7(B)(xii) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
“(xii)     twelfth, only if the Holdco Credit Agreement is no longer in effect, ratably and on a pari passu basis, to the Collateral Agent, the Custodian, the Transaction Transition Manager and the Paying Agent any accrued and unpaid amounts not paid pursuant to clause (ii) above; and”
2.9Section 2.7(B)(xiii) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
“(xiii)      thirteenth, the remaining Distributable Revenue (a) so long as the Holdco Credit Agreement is in effect, to the “Revenue Account” under the Holdco Credit Agreement and (b) if the Holdco Credit Agreement is no longer in effect, to or at the direction of the Borrower.”
2.10Section 2.7(C)(vi) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
“(vi)     sixth, all proceeds of such Takeout Transaction remaining in the Takeout Transaction Account (a) so long as the Holdco Credit Agreement is in effect, to the “Takeout Transaction Account” under the Holdco Credit Agreement and (b) if the Holdco Credit Agreement is no longer in effect, to or at the direction of the Borrower.”
2.11Section 2.8(B) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
“(B)     The Borrower shall deposit, or cause to be deposited, into the Takeout Transaction Account from the net proceeds of each Takeout Transaction and from any capital contributions from the Sponsor an amount equal to at least the sum of the Minimum Payoff Amount and the Holdco Minimum Payoff Amount, in each case with respect to each Takeout Transaction, and the Paying Agent shall apply such amount in accordance with Section 2.7(C).”
2.12Section 5.1(C) of the Credit Agreement is hereby amended by:
(a)deleting “and” at the end of clause (v) thereof;

(b)deleting “.” at the end of clause (vi) thereof and adding “; and” at the end of clause (vi); and
(c)adding the following new clause (vii) thereto in the appropriate numerical order:
“(vii)    as promptly as practicable, copies of any notices relating to any Holdco Event of Default provided to or by the Holdco Borrower from or to the Holdco Administrative Agent pursuant to the Holdco Credit Agreement.”
2.13Section 5.1(U)(iii) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
“(iii) not guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations guaranteed by any other Affiliated Entity (other than a Borrower Subsidiary’s guarantee under the Transaction Documents and, for the avoidance of doubt, the Performance Guarantor’s obligations under the Holdco Performance Guaranty and the Performance Guaranty) or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity;”
2.14Section 5.2(E)(v) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:
“(v) distributions of (i) any Solar Asset, Managing Member, Wholly-Owned Subsidiary or Tax Equity Opco in connection with any Takeout Transaction or (ii) the proceeds of any Takeout Transaction other than the portion thereof required to be deposited into the Takeout Transaction Account.”
SECTION 3.    AMENDED AND RESTATED CUSTODIAL AGREEMENT.
    The Lenders hereby consent to the Custodial Agreement Amendment.
SECTION 4.    WAIVER.
    Upon satisfaction of the conditions precedent set forth in Section 5 below, the Lenders hereby accept and agree to the Jupiter Owner Addition Waiver.
SECTION 5.    CONDITIONS PRECEDENT.
The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent:
(a)The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent, all Funding Agents, the Lenders,

the Collateral Agent, the Paying Agent, the Custodian and the Transaction Transition Manager.
(b)The Administrative Agent and the Lenders shall have received a copy of the Intercreditor Agreement, duly executed by the Administrative Agent, the Lenders, the Holdco Administrative Agent and the Holdco Lenders and acknowledged by the Borrower and the Holdco Borrower.
(c)The Administrative Agent shall have received opinions of counsel to the Borrower regarding certain corporate matters.
(d)The representations and warranties contained herein shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.
(e)All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent.
SECTION 6.    REPRESENTATIONS AND WARRANTIES.
In order to induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the other parties hereto, as of the Effective Date, that:
(a)the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by the Borrower and this Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
(b)execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties;
(c)all of the representations and warranties of each Transaction Party contained in the Credit Agreement or any other Transaction Document are true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty), as applicable; and

(d)no Material Adverse Effect, Potential Default, Event of Default or Early Amortization Event exists or would result from the execution of this Amendment.
SECTION 7.    EXECUTION IN COUNTERPARTS.
This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of certificates when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 8.    GOVERNING LAW.

THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

SECTION 9.    WAIVER OF JURY TRIAL.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AMENDMENT.
SECTION 10.    EFFECT OF AMENDMENT; REAFFIRMATION OF TRANSACTION DOCUMENTS.
Except as specifically amended, waived or otherwise modified herein, the terms and conditions of the Credit Agreement and all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and, subject to such amendments, waivers and modifications herein set forth, are hereby ratified and confirmed. The Borrower hereby repeats and reaffirms all representations and warranties made to the Administrative Agent, the Collateral Agent and the Lenders in the Credit Agreement and the other Transaction Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SUNRUN LUNA PORTFOLIO 2021, LLC, as Borrower
By: Sunrun Luna Depositor 2021, LLC
Its: Sole Member

By: Sunrun Luna Holdco 2021, LLC
Its: Sole Member

By: Sunrun Luna Pledgor 2021, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By:    /s/ Tom vonReichbauer_________________
Name: Tom vonReichbauer
Title: Chief Financial Officer

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:    /s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Kevin Quinn______________________
Name: Kevin Quinn
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH,
as Funding Agent

By:    /s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Kevin Quinn______________________
Name: Kevin Quinn
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:    /s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Kevin Quinn______________________
Name: Kevin Quinn
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

ALPINE SECURITIZATION LTD., as a Conduit Lender
By: Credit Suisse AG, New York Branch, as attorney-in-fact

By:    /s/ Jeffrey Traola_____________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Kevin Quinn______________________
Name: Kevin Quinn
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

MOUNTCLIFF FUNDING LLC, as a Conduit Lender

By:    /s/ Josh Borg________________________
Name: Josh Borg
Title: Authorized Signatory

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Committed Lender

By:    /s/ Kai Ang_________________________
Name: Kai Ang
Title: Director

By:    /s/ James Spencer_____________________
Name: James Spencer
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

TRUIST BANK,
as a Committed Lender

By:    /s/ Arize Agumadu____________________
Name: Arize Agumadu
Title: Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Committed Lender

By:    /s/ Lisa A. Ryder______________________
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

SILICON VALLEY BANK,
as a Committed Lender

By:    /s/ Payam Afighom___________________
Name: Payam Afighom
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Committed Lender

By:    /s/ John Semrai______________________
Name: John Semrai
Title: Managing Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

CITIBANK, N.A.,
as a Committed Lender

By:    /s/ Steven Vierengel__________________
Name: Steven Vierengel
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

ROYAL BANK OF CANADA,
as a Committed Lender

By:    /s/ Kevin P. Wilson___________________
Name: Kevin P. Wilson
Title: Authorized Signatory

By:    /s/ Ross Shaiman____________________
Name: Ross Shaiman
Title: Authorized Signatory

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

Consented to and agreed:
WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Agent, Paying Agent, Custodian and Transaction Transition Manager
By: Computershare Trust Company, N.A., as
attorney-in-fact

By: /s/ Chad Schafer_______________________
Name: Chad Schafer
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC Third Amendment to Credit Agreement]

Exhibit A

[see attached]